UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
SOUTHERN DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

IMAGENETIX, INC.,		CASE NO. 12-16423 MM11
OPERATING REPORT NO. 17
	Debtor(s).	FOR THE MONTH ENDING:
April 30, 2014

I.  CASH RECEIPTS AND DISBURSEMENTS

A.  (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$2,220,494.65

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$2,171,458.25

3. BEGINNING BALANCE		$49,036.40

4. RECEIPTS DURING CURRENT PERIOD:

ACCOUNTS RECEIVABLE - PRE-FILING	$-
ACCOUNTS RECEIVABLE - POST-FILING	$51,944.00
GENERAL SALES	$-
OTHER (SPECIFY) Rental sublet	$400.00
OTHER ** (SPECIFY) _Customer deposits	$40,500.00

TOTAL RECEIPTS THIS PERIOD:		$92,844.00
5. BALANCE:		$141,880.40

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

TRANSFERS TO OTHER DIP ACCOUNTS	$-
DISBURSEMENTS	$121,976.85
TOTAL DISBURSEMENTS THIS PERIOD***:		$121,976.85

7. ENDING BALANCE:		$19,903.55

8. GENERAL ACCOUNT NUMBER ____xxxxxx8451__________________________

DEPOSITORY NAME AND LOCATION _California Bank & Trust, 16796 Bernardo Center Dr.,

San Diego, CA 92128

*	All receipts must be deposited into the general account.
**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***	This amount should be the same as the total from page 2.

IX.  BALANCE SHEET

(ACCRUAL BASIS ONLY)

	Current Month End

ASSETS
Current Assets:
Unrestricted Cash	$20,203.55
Restricted Cash	_____________
Accounts Receivable	$417,128.08
Inventory	$48,548.69
Notes Receivable	_____________
Prepaid Expenses	_____________
Other (Itemize)	_____________
Total Current Assets		$485,880.32

Property, Plant, and Equipment	$254,873.45
Accumulated Depreciation/Depletion	$(254,733.64)
Net Property, Plan, and Equipment		$139.81

Other Assets (Net of Amortization):
Due from Insiders	_____________
Other (Itemized) See page 12 disclosure attached	$47,856.15
Total Other Assets		$47,856.15

TOTAL ASSETS		$533,876.28

LIABILITIES
Post-Petition Liabilities:
Accounts Payable	$60,037.11
Taxes Payable	_____________
Notes Payable	_____________
Professional Fees	$325,977.35
Secured Debt	_____________
Other (Itemized) See page 12 disclosure attached	$172,588.65
Total Post-Petition Liabilities		$558,603.11

Pre-Petition Liabilities:
Secured Liabilities	$3,598,134.23
Priority Liabilities	$1,895.00
Unsecured Liabilities	$949,628.01
Other (Itemized) See page 12 disclosure attached	$21,039.60
Total Pre-Petition Liabilities		$4,570,696.84

TOTAL LIABILITIES		$5,129,299.95

EQUITY:
Pre-Petition Owners' Equity	$(5,337,578.31)
Post-Petition Profit/(Loss)	$742,154.64
Direct Charges to Equity	_____________

TOTAL EQUITY		$(4,595,423.67)

TOTAL LIABILITIES & EQUITY		$533,876.28

		_____________

IX.  PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	CumulativePost-Petition
Sales/Revenue:
Gross Sales/Revenue	$129,039.20	$3,409,280.38
Less: Returns/Discounts	(_____________ )	(_____________ )
Net Sales/Revenue	$129,039.20	$3,409,280.38

Cost of Goods Sold:
Beginning Inventory at cost	$44,973.41	$22,488.00
Purchases	$30,940.80	$744,830.04
Less: Ending Inventory at cost	$(48,548.69)	$(48,548.69)
Cost of Goods Sold (COGS)	$27,365.52	$718,769.35

Gross Profit	$101,673.68	$2,690,511.03

Other Operating Income (Itemize)	_____________	_____________

Operating Expenses:
Payroll - Insiders	$43,981.80	$523,232.19
Payroll - Other Employees	$11,409.51	$201,260.64
Payroll Taxes	$4,369.58	$56,465.26
Other Taxes (Itemize)	_____________	_____________
Depreciation and Amortization	$503.40	$38,025.83
Rent Expense - Real Property	$9,516.70	$154,011.60
Lease Expense - Personal Property	_____________	_____________
Insurance	$2,207.18	$83,251.74
Real Property Taxes	$-	$2,178.97
Telephone and Utilities	$1,368.79	$46,168.17
Repairs and Maintenance	_____________	_____________
Travel and Entertainment (Itemize) business meals and parking	$462.62	$8,565.64
Miscellaneous Operating Expenses (Itemize) see attached	$1,897.87	$167,294.92
Total Operating Expenses	$(75,717.45)	$(1,280,454.96)

Net Gain/(Loss) from Operations	$25,956.23	$1,410,056.07

Non-Operating Income:
Interest Income	_____________	_____________
Net Gain on Sale of Assets (Itemize)	_____________	_____________
Other (Itemize)	$-	$42,899.00
Total Non-Operating Income	$-	$42,899.00

Non-Operating Expense:
Interest Expense	$4,476.88	$74,600.47
Legal and Professional (Itemize)	$25,785.41	$636,199.96
Other (Itemize)	_____________	_____________
Total Non-Operating Expenses	$(30,262.29)	$(710,800.43)

NET INCOME/(LOSS)	$(4,306.06)	$742,154.64

(Attach exhibit listing all itemizations required above)